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                                                             EXHIBIT 10.42



                      STOCK OPTION AND DEPOSIT AGREEMENT

          This Stock Option and Deposit Agreement dated as of May 7, 1997 (the "Date of Grant"), by and between Darryl W. Copeland, Jr., an individual residing in Cranbury, New Jersey (the "Optionee"), and The Prime Group, Inc., an Illinois corporation ("PGI").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, as used herein the term "Shares" shall mean shares of Brookdale Living Communities, Inc., a Delaware corporation (the "Company") common stock, par value $0.01 per share (the "Common Stock");

          WHEREAS, the Optionee is a key employee of the Company;

          WHEREAS, PGI is a stockholder of the Company;

          WHEREAS, PGI desires to grant to the Optionee an option to purchase from PGI 100,000 Shares for a purchase price per share of $.01, subject to the terms and conditions hereinafter set forth;

          WHEREAS, PGI has delivered to Healthcare Realty Trust Incorporated, a Maryland real estate investment trust ("HRT"), a Guaranty dated as of May 7, 1997 (as amended, restated, modified or supplemented, the "PGI Guaranty"), pursuant to which PGI has guaranteed the repayment by Prime Group VI, L.P. ("PG6LP") of an $18,000,000 loan (the "HRT Loan") made to it by HRT; and

          WHEREAS, as security for the performance by it of its obligations under the PGI Guaranty, PGI has pledged to HRT certain Shares, including the Option Shares (as defined below), pursuant to that certain Pledge and Security Agreement dated as of May 7, 1997 (as amended, restated, modified or supplemented, the "PGI/HRT Pledge") between PGI and HRT;

          WHEREAS, the repayment of the HRT Loan is also secured by the pledge by PG6LP and Prime Group Limited Partnership ("PGLP") of certain Shares;

          NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1.   Option. PGI hereby grants to the Optionee the right to purchase (the
          ------
"Option"), subject to the terms, conditions and restrictions stated herein, from PGI 100,000 Shares (the "Option Shares") at a price per share of $.01.

     2.   Escrow.

          (a) Upon the termination of the PGI/HRT Pledge and the return of the Certificate (as hereinafter defined) to PGI, PGI will deposit the certificate (the "Certificate") representing the Option Shares with Winston & Strawn (the "Escrow Agent") and duly endorse in blank and transmit to the Escrow Agent a stock power (in the form attached hereto as Exhibit A) for the certificate representing the Shares.

          (b) Upon its receipt of the Certificate from PGI, The Escrow Agent will hold the Certificate and deliver it either to Optionee or to PGI, as the case may be, in the manner and at the times specified herein.

          (c)    During the period the Certificate is held by the Escrow Agent,
                 (i) PGI may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of such Shares, (ii) PGI shall exercise all voting rights with respect to the Shares, (iii) all dividends and other distributions, whether of cash, stock or otherwise, paid on the Shares and any stock issued in connection with any stock splits shall be held by the Escrow Agent for the benefit of PGI and Optionee and (iv) any cash dividends or other cash distributions with respect to the Shares shall be held in an interest bearing account for the benefit of PGI and Optionee.

     3.   Vesting.

          (a) The Option shall fully and completely vest on the first anniversary of the Date of Grant; unless Optionee's employment with the Company has previously been terminated by Optionee without good reason (as determined under Section 5(b)(ii) of that certain Employment Agreement (the "Employment Agreement"), dated as of the date hereof, between Optionee and the Company). Notwithstanding the foregoing, upon termination of Optionee's employment with the Company by the Company by reason of disability, or with or without cause, or by Optionee by reason of death or a change of control (as determined under Sections 5(a), 5(b)(i) and 5(c) of the Employment Agreement) prior to the first anniversary of the Date of Grant, the Option shall immediately vest.

          (b) If, at any time prior to the first anniversary of the Date of Grant, Optionee's employment with the Company has been terminated by Optionee without good reason (as determined under Section 5(b)(ii) of the Employment Agreement), all Shares shall be returned to PGI or its designee and this Stock Option and Deposit Agreement shall terminate, and the Escrow Agent shall deliver to PGI or its designee the Certificate for the Shares, the stock power

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                 for such Shares and all dividends or other distributions with respect to the Shares held by the Escrow Agent together with all interest accrued thereon.

          (c) Notwithstanding anything to the contrary herein, if at any time, whether prior to or on or after the date on which the Option shall have vested, HRT shall foreclose on the Option Shares, the Option shall be cancelled; provided, however, that the Optionee shall be entitled to share in any cash paid to PGI, PG6LP, PGLP or Mark J. Schulte, and in any Shares pledged to HRT to secure the repayment of the HRT Loan which are returned to PGI, PG6LP, PGLP or Mark J. Schulte, in connection with such foreclosure, in accordance with the applicable terms of that certain Stock Purchase Agreement and Agreement Concerning Option Shares, dated as of the date hereof, between PGI and the Optionee.

     4. Exercise Period. The Optionee (or in the event of the death of the Optionee, the Optionee's success in interest) may exercise the Option at any time after the Option has fully vested as provided herein, but prior to the expiration of five years from the Date of Grant.

     5.   Manner of Exercise.

          (a) Subject to Section 5(c) hereof, an exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of PGI or the Secretary's office (with a copy thereof to the Escrow Agent) of all of the following prior to the time as of which such Option ceases to be exercisable:

          (i) notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is exercised;

          (ii) full payment (in cash or by check) for the Option Shares with respect to which such Option is thereby exercised;

          (iii) the payment to PGI of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option;

          (iv) such representations and documents as PGI, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933 and any other federal or state securities laws or regulations; and

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          (v)    in the event that the Option or a portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

          (b) Upon such exercise of the Option as provided above, the Escrow Agent shall deliver to Optionee the Certificate for the Shares, the stock power for such Shares and all dividends or other distributions with respect to the Shares held by the Escrow Agent together with all interest accrued thereon. In the event that Optionee exercises the Option with respect to some, but not all of the Option Shares, the Escrow Agent shall deliver the Certificate to the Company and request that the Company issue to Optionee a replacement certificate (the "Optionee Certificate") for the number of Shares for which Optionee has exercised the Opt ion and to PGI a replacement certificate for the remaining Shares (the "PGI Certificate"). The Optionee Certificate, together with all dividends and other distributions with respect to the Shares represented by the Optionee Certificate, shall be delivered to Optionee by the Escrow Agent. The PGI Certificate, together with all dividends and other distributions with respect to the Shares represented by the PGI Certificate and a new stock power executed by PGI for the PGI Certificate, shall be held by the Escrow Agent subject to the terms and conditions of this Stock Option and Deposit Agreement.

          (c) Notwithstanding anything to the contrary herein, the Option may not be exercised, in whole or in part, unless and until the PGI/HRT Pledge is terminated and the Certificate is returned to PGI (or to the Escrow Agent at the direction of PGI).

     6. Transferability. This Option is personal to the Optionee and the same may not in any manner or in any respect be assigned or transferred, other than by will or the laws of descent and distribution.

     7.   Miscellaneous.

          (a) The granting of this Option shall not be construed as giving to the Optionee any right to be retained in the employ of the Company.

          (b) This Option shall not be treated as an incentive stock option under the Internal Revenue Code of 1986, as amended.

          (c) The validity, interpretation and effect of this Stock Option and Deposit Agreement shall be governed by the laws of the State of Delaware, excluding the "conflicts of laws" rules thereof.

     8. Acknowledgment of PGI Pledge. The Optionee does hereby acknowledge and agree that (a) the Option Shares have been pledged by PGI to HRT pursuant to the PGI/HRT Pledge to secure PGI's obligations under the PGI Guaranty, (b) the Certificate has been delivered to HRT in accordance with the terms of the PGI/HRT Pledge and (c) in the event that HRT forecloses on the Option Shares and the Certificate in accordance with the terms of the PGI/HRT Pledge, the Option

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shall be cancelled; provided, however, the Optionee shall be entitled to share in any cash paid to PGI, PG6LP, PGLP or Mark J. Schulte, and in any Shares pledged to HRT to secure the repayment of the HRT Loan returned to PGI, PG6LP, PGLP or Mark J. Schulte, in connection with such foreclosure, in accordance with the applicable terms of that certain Stock Purchase Agreement and Agreement Concerning Option Shares, dated as of the date hereof, between PGI and the Optionee.

                           [SIGNATURE PAGES FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have duly executed this Stock
Option and Deposit Agreement on the day and year first above written.

                              THE PRIME GROUP, INC.


                              By: /s/ Micheal W. Reschke
                                 ---------------------------------------

                              Title: President
                                    ------------------------------------

                                     /s/ Darryl W. Copeland, Jr.
                              ------------------------------------------
                                    Darryl W. Copeland, Jr.


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The Escrow Agent hereby acknowledges receipt of the Certificate referred to above and agrees to hold it in accordance with the terms of the foregoing Stock Option and Deposit Agreement.


                                     WINSTON & STRAWN


                                     By:______________________________________


                                     Title:___________________________________

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                                                                       EXHIBIT A

                                  STOCK POWER


     FOR VALUE received The Prime Group, Inc. hereby sells, assigns and transfers unto Darryl W. Copeland, Jr. 100,000 Shares of the Brookdale Living Communities, Inc. Common Stock and represented by Certificate Number ________ and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of Brookdale Living Communities, Inc. with full power of substitution in the premises.


DATED:___________________           THE PRIME GROUP, INC.



                                    By:___________________________________

                                    Its:__________________________________

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